MASSACHUSETTS INVESTORS TRUST*
                      Supplement to the Current Prospectus

The Portfolio Manager section of the prospectus is hereby restated as follows:

The Massachusetts Investors Trust is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr. and Mitchell P. Dynan, each an MFS Senior Vice President, and Liehar Moy and Brooks Taylor, each an MFS Vice President. These individuals have been the fund's portfolio managers since: Mr. Laupheimer
- 1993, Mr. Dynan - 1995, Ms. Moy and Mr. Taylor - January 2001 and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981, Mr. Dynan - 1986, Ms. Moy - 1993 and Mr. Taylor - 1996.

Members of each team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.